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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 19, 2002


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        0-25478                    63-1133624
      --------                        -------                    ----------
(State or other Jurisdiction of     (Commission                 (IRS Employer
incorporation or organization)      File Number)             Identification No.)


                102 South Court Street, Florence, Alabama 35630
                -----------------------------------------------
                   (Address of principal executive offices)


                                (256) 764-7131
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)






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ITEMS 1, 2, 3, 4, 6, 8 AND 9. NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.
            ------------

      On March 19, 2002, the Registrant issued a press release announcing revisions to its previously announced financial results for the fourth quarter and the year ended December 31, 2001, as a result of a recently enacted change in federal income tax law. The Registrant's press release dated March 19, 2002 is attached hereto as Exhibits 99 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      Financial Statements of Businesses Acquired:  Not applicable

      Pro Forma Financial Information: Not applicable

      Exhibits

            Number            Description
            ------            -----------

            99                Registrant's Press Release Dated March 19, 2002










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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST SOUTHERN BANCSHARES, INC.


Dated:  March 19, 2002        By:   /s/Robert C. Redd
                                    ---------------------------------------
                                    Robert C. Redd
                                    President and Chief Executive Officer






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